                             GT GLOBAL DOLLAR FUND
                      Fifty California Street, 27th Floor
                        San Francisco, California 94111
                       General Telephone No. 415/392-6181
                     General Fund Information 800/824-1580

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          REPORT FROM THE FUND MANAGER

    The Fund's total return for the 12 months ended December 31, 1997, was 4.62% for Class A shares and 3.84% for Class B shares. As of December 31, the Fund's SEC seven-day yield was 4.55% for Class A shares and 3.82% for Class B shares. Because the Fund invests only in short-term debt obligations with remaining maturities of 13 months or less, its performance generally reflects the level of short-term interest rates. Please bear in mind that an investment in the Fund is neither insured nor guaranteed by the U.S. government and that there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

    The U.S. bond market produced excellent returns in 1997. After a 25-basis point increase in the Federal funds rate in March, the market began an upswing in the second quarter that lasted throughout the last three quarters of the year. In addition, interest rates fell after it became clear that the benign economic environment in the U.S. would forestall additional interest rate increases by the Fed in 1997.

    In total, 1997 produced the lowest rates of U.S. inflation in decades, while the economy enjoyed continued good growth. That combination, along with a stable dollar, beckoned global investors in the fourth quarter. In addition, yields on money market instruments have been fairly stable throughout the period and the 90-day Treasury bill yield ended the year about 18 basis points higher than it began, at 5.35%.

    We believe the overall environment for U.S. fixed income markets should continue to be attractive in 1998. Short-term rates have remained in a narrow range for some time, and we feel the economic environment augurs well for continued stability. We concur with Federal Reserve (the Fed) Chairman Greenspan's recent comments that effects of the Asian crisis have not yet fully impacted U.S. markets. We expect weakness in Asia to moderate economic growth somewhat, but believe its potential negative effect on U.S. profits and growth in 1998 will be counterbalanced by its positive effect on inflation and interest rates.

    Additionally, we see reasonable potential for further declines in interest rates. Inflation is at its lowest level in over 40 years, and productivity is strong -- all positive cost factors we think will support U.S. profitability even as product pricing remains under pressure. This environment (a new one for investors) may necessitate a shift in policy stance by the Fed, whereby, instead of constantly fighting inflation, they must also be concerned with deflation.

    Our concerns about Fed tightening have been virtually erased, and we feel the potential grows that the Fed may soon lower interest rates. In keeping with our outlook, the average maturity of holdings in the Fund has been increased moderately while still maintaining a high degree of liquidity for investors.

DECEMBER 31, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of GT Investment Portfolios, Inc.:

    We have audited the accompanying statement of assets and liabilities of GT Global Dollar Fund, a series of shares of common stock of GT Investment Portfolios, Inc., including the schedule of portfolio investments, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Dollar Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                       COOPERS & LYBRAND, L.L.P.
BOSTON, MASSACHUSETTS
FEBRUARY 17, 1998

                                     [LOGO]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             GT GLOBAL DOLLAR FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                               MATURITY    PRINCIPAL      VALUE        % OF NET
SHORT-TERM INVESTMENTS                                               YIELD       DATE       AMOUNT       (NOTE 1)       ASSETS
-----------------------------------------------------------------  ---------   ---------  -----------  ------------  -------------
Commercial Paper - Discounted (47.4%)
  John Deere Capital Corp. ......................................    5.73%     19-Mar-98   12,000,000  $ 11,854,982        4.3
  Walt Disney Co. ...............................................    5.59%     14-Apr-98   12,000,000    11,812,884        4.3
  American Express Credit Corp. .................................    5.71%     21-May-98   12,000,000    11,740,067        4.2
  Kingdom of Sweden .............................................    5.62%     26-Jan-98   10,000,000     9,961,875        3.6
  AIG Funding, Inc. .............................................    5.73%     30-Jan-98   10,000,000     9,954,245        3.6
  E.I. DuPont de Nemours & Co. ..................................    5.62%     09-Feb-98   10,000,000     9,940,742        3.6
  Ford Motor Credit Corp. .......................................    5.63%     13-Feb-98   10,000,000     9,934,544        3.6
  Bellsouth Telecommunications, Inc. ............................    5.78%     25-Feb-98   10,000,000     9,912,611        3.6
  General Electric Capital Corp. ................................    5.71%     11-Mar-98   10,000,000     9,893,625        3.6
  3M Corp. ......................................................    5.68%     24-Apr-98   10,000,000     9,824,850        3.5
  AT&T Corp. ....................................................    5.58%     15-Jan-98    9,500,000     9,479,902        3.4
  Motorola, Inc. ................................................    5.59%     09-Feb-98    9,000,000     8,946,375        3.2
  Emerson Electric Co. ..........................................    5.66%     05-Jan-98    8,000,000     7,995,111        2.9
                                                                                                       ------------      -----
Total Commercial Paper - Discounted (amortized cost
 $131,251,813) ..................................................                                       131,251,813       47.4
                                                                                                       ------------      -----
Government & Government Agency Obligations (3.6%)
  Federal Home Loan Bank ........................................    5.59%     06-Mar-98   10,000,000     9,903,289        3.6
                                                                                                       ------------      -----
Total Government & Government Agency Obligations (amortized cost
 $9,903,289) ....................................................                                         9,903,289        3.6
                                                                                                       ------------      -----
TOTAL SHORT-TERM INVESTMENTS (cost $141,155,102) ................                                       141,155,102       51.0
                                                                                                       ------------      -----


                                                                                                          VALUE        % OF NET
REPURCHASE AGREEMENTS                                                                                    (NOTE 1)       ASSETS
-----------------------------------------------------------------                                      ------------  -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%,
   collateralized by $45,775,000 U.S. Treasury Bills, 6.25% due
   6/30/98 (market value of collateral is $45,946,656 including
   accrued interest)  ...........................................                                        45,041,000       16.3
  Dated December 31, 1997, with BancAmerica Robertson Stephens, due January 2, 1998, for an effective yield of 6.10%,
   collateralized by $40,190,000 U.S. Treasury Bills and Notes,
   6.25% due 6/30/98 & 3/31/99, respectively (market value of
   collateral is $40,808,921 including accrued interest)  .......                                        40,000,000       14.4
                                                                                                       ------------      -----
TOTAL REPURCHASE AGREEMENTS (cost $85,041,000) ..................                                        85,041,000       30.7
                                                                                                       ------------      -----
TOTAL INVESTMENTS (cost $226,196,102)  * ........................                                       226,196,102       81.7
Other Assets and Liabilities ....................................                                        50,692,653       18.3
                                                                                                       ------------      -----
NET ASSETS ......................................................                                      $276,888,755      100.0
                                                                                                       ------------      -----
                                                                                                       ------------      -----

--------------

          *  For Federal income tax purposes, cost is $226,196,102

    The accompanying notes are an integral part of the financial statements.

                                       F2

                             GT GLOBAL DOLLAR FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (amortized cost $141,155,102) (Note 1).......................  $141,155,102
  Repurchase agreement, at value and cost (Note 1).................................................   85,041,000
  U.S. currency....................................................................................       22,315
  Receivable for Fund shares sold..................................................................   72,954,035
  Interest receivable..............................................................................       14,034
                                                                                                     -----------
    Total assets...................................................................................  299,186,486
                                                                                                     -----------
Liabilities:
  Payable for Fund shares repurchased..............................................................   21,805,756
  Payable for investment management and administration fees (Note 2)...............................      134,841
  Distribution payable.............................................................................       97,586
  Payable for registration and filing fees.........................................................       91,486
  Payable for service and distribution expenses (Note 2)...........................................       65,528
  Payable for transfer agent fees (Note 2).........................................................       35,773
  Payable for printing and postage expenses........................................................       26,318
  Payable for professional fees....................................................................       24,747
  Payable for fund accounting fees (Note 2)........................................................        4,326
  Payable for Directors' fees and expenses (Note 2)................................................        3,682
  Payable for custodian fees.......................................................................        1,701
  Other accrued expenses...........................................................................        5,987
                                                                                                     -----------
    Total liabilities..............................................................................   22,297,731
                                                                                                     -----------
Net assets.........................................................................................  $276,888,755
                                                                                                     -----------
                                                                                                     -----------
Class A:
Net asset value and redemption price per share ($186,610,657 DIVIDED BY 186,670,776 shares
 outstanding)......................................................................................  $      1.00
                                                                                                     -----------
                                                                                                     -----------
Class B:+
Net asset value and offering price per share ($83,498,094 DIVIDED BY 83,456,702 shares
 outstanding)......................................................................................  $      1.00
                                                                                                     -----------
                                                                                                     -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($6,780,004 DIVIDED BY
 6,779,978 shares outstanding).....................................................................  $      1.00
                                                                                                     -----------
                                                                                                     -----------
  Net assets: At December 31, 1997, net assets consisted of paid-in capital of
   $276,888,755.

--------------
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F3

                             GT GLOBAL DOLLAR FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income..............................................................................  $15,170,711
Expenses:
  Service and distribution expenses: (Note 2)
    Class A.........................................................................  $ 422,808
    Class B.........................................................................    995,797   1,418,605
                                                                                      ---------
  Investment management and administration fees (Note 2).......................................   1,384,735
  Transfer agent fees (Note 2).................................................................     725,305
  Registration and filing fees.................................................................     400,217
  Professional fees............................................................................     102,864
  Printing and postage expenses................................................................     101,842
  Fund accounting fees (Note 2)................................................................      69,517
  Custodian fees (Note 4)......................................................................      43,930
  Directors' fees and expenses (Note 2)........................................................      13,971
  Other expenses...............................................................................      13,326
                                                                                                 ----------
    Total expenses before reductions...........................................................   4,274,312
                                                                                                 ----------
      Expenses waived by Chancellor LGT Asset Management, Inc. (Note 2)........................    (671,757)
      Expenses reimbursed by Chancellor LGT Asset Management, Inc. (Note 2)....................     (88,707)
      Expense reductions (Note 2)..............................................................     (43,916)
                                                                                                 ----------
    Total net expenses.........................................................................   3,469,932
                                                                                                 ----------
Net investment income..........................................................................  11,700,779
                                                                                                 ----------
Net increase in net assets resulting from operations...........................................  $11,700,779
                                                                                                 ----------
                                                                                                 ----------

    The accompanying notes are an integral part of the financial statements.

                                       F4

                             GT GLOBAL DOLLAR FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              YEAR ENDED      YEAR ENDED
                                                                             DECEMBER 31,    DECEMBER 31,
                                                                                 1997            1996
                                                                            --------------  ---------------
Increase (Decrease) in net assets
Operations:
  Net investment income...................................................  $   11,700,779  $    15,135,332
                                                                            --------------  ---------------
    Net increase in net assets resulting from operations..................      11,700,779       15,135,332
                                                                            --------------  ---------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income..............................................      (7,587,680)     (11,055,154)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income..............................................      (3,720,785)      (3,791,539)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income..............................................        (392,314)        (288,639)
                                                                            --------------  ---------------
    Total distributions...................................................     (11,700,779)     (15,135,332)
                                                                            --------------  ---------------
Capital share transactions: (Note 3)
  Increase from capital shares sold and reinvested........................   8,215,928,197   16,871,270,679
  Decrease from capital shares repurchased................................  (8,474,948,990) (16,620,368,622)
                                                                            --------------  ---------------
    Net increase (decrease) from capital share transactions...............    (259,020,793)     250,902,057
                                                                            --------------  ---------------
Total increase (decrease) in net assets...................................    (259,020,793)     250,902,057
Net assets:
  Beginning of year.......................................................     535,909,548      285,007,491
                                                                            --------------  ---------------
  End of year *...........................................................  $  276,888,755  $   535,909,548
                                                                            --------------  ---------------
                                                                            --------------  ---------------

--------------
   * Includes undistributed net investment income of $0.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                             GT GLOBAL DOLLAR FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                             1997        1996        1995        1994        1993
                                          ----------  ----------  ----------  ----------  ----------
Net investment income...................      0.045       0.044       0.050       0.032       0.022
Distributions from net investment
 income.................................     (0.045)     (0.044)     (0.050)     (0.032)     (0.022)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value (unchanged during the
 period)................................  $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------
Total investment return (b).............       4.62%       4.50%       5.08%        3.3%        2.2%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 186,611   $ 392,623   $ 183,761   $ 320,858   $  87,822
Ratio of net investment income to
 average net assets:
  With expense reductions, waivers, and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (a) (Notes 2 & 4)...       4.50%       4.39%       4.94%       3.40%       2.17%
  Without expense reductions, waivers,
   and reimbursement by Chancellor LGT
   Asset Management, Inc. (a)...........       4.20%       4.08%       4.66%       3.15%       1.46%
Ratio of expenses to average net
 assets: (a)
  With expense reductions, waivers, and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (a) (Notes 2 & 4)...       0.98%       0.99%       0.97%       0.92%       1.00%
  Without expense reductions, waivers,
   and reimbursement by Chancellor LGT
   Asset Management, Inc. (a)...........       1.28%       1.30%       1.25%       1.17%       1.72%

----------------

 (a) Annualized for periods of less than one year.
 (b) Not annualized for periods of less than one year.
  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++  Commencing June 1, 1995, the Fund began offering Advisor Class shares.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                             GT GLOBAL DOLLAR FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                    CLASS B++
                                          -------------------------------------------------------------
                                                                                          APRIL 1, 1993
                                                     YEAR ENDED DECEMBER 31,                   TO
                                          ----------------------------------------------  DECEMBER 31,
                                             1997        1996        1995        1994         1993
                                          ----------  ----------  ----------  ----------  -------------
Net investment income...................      0.038       0.037       0.040       0.025         0.010
Distributions from net investment
 income.................................     (0.038)     (0.037)     (0.040)     (0.025)       (0.010)
                                          ----------  ----------  ----------  ----------  -------------
Net asset value (unchanged during the
 period)................................  $    1.00   $    1.00   $    1.00   $    1.00     $    1.00
                                          ----------  ----------  ----------  ----------  -------------
                                          ----------  ----------  ----------  ----------  -------------
Total investment return (b).............       3.84%       3.73%       4.29%       2.53%          1.4%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  83,498   $ 128,308   $  99,151   $ 109,936     $   3,478
Ratio of net investment income to
 average net assets:
  With expense reductions, waivers, and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (a) (Notes 2 & 4)...       3.75%       3.64%       4.19%       2.65%         1.42%
  Without expense reductions, waivers,
   and reimbursement by Chancellor LGT
   Asset Management, Inc. (a)...........       3.45%       3.33%       3.91%       2.40%         0.86%
Ratio of expenses to average net
 assets: (a)
  With expense reductions, waivers, and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (a) (Notes 2 & 4)...       1.73%       1.74%       1.72%       1.67%         1.75%
  Without expense reductions, waivers,
   and reimbursement by Chancellor LGT
   Asset Management, Inc. (a)...........       2.03%       2.05%       2.00%       1.92%         2.31%

----------------

 (a) Annualized for periods of less than one year.
 (b) Not annualized for periods of less than one year.
  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++  Commencing June 1, 1995, the Fund began offering Advisor Class shares.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                             GT GLOBAL DOLLAR FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                    ADVISOR CLASS+++
                                          -------------------------------------
                                           YEAR ENDED DECEMBER    JUNE 1, 1995
                                                   31,                 TO
                                          ----------------------  DECEMBER 31,
                                             1997        1996         1995
                                          ----------  ----------  -------------
Net investment income...................      0.045       0.044         0.030
Distributions from net investment
 income.................................     (0.045)     (0.044)       (0.030)
                                          ----------  ----------  -------------
Net asset value (unchanged during the
 period)................................  $    1.00   $    1.00     $    1.00
                                          ----------  ----------  -------------
                                          ----------  ----------  -------------
Total investment return (b).............       4.61%       4.50%         2.92%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $   6,780   $  14,978     $   2,096
Ratio of net investment income to
 average net assets:
  With expense reductions, waivers, and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (a) (Notes 2 & 4)...       4.50%       4.39%         4.94%
  Without expense reductions, waivers,
   and reimbursement by Chancellor LGT
   Asset Management, Inc. (a)...........       4.45%       4.33%         4.91%
Ratio of expenses to average net
 assets: (a)
  With expense reductions, waivers, and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (a) (Notes 2 & 4)...       0.98%       0.99%         0.97%
  Without expense reductions, waivers,
   and reimbursement by Chancellor LGT
   Asset Management, Inc. (a)...........       1.03%       1.05%          1.0%

----------------

 (a) Annualized for periods of less than one year.
 (b) Not annualized for periods of less than one year.
  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++  Commencing June 1, 1995, the Fund began offering Advisor Class shares.

    The accompanying notes are an integral part of the financial statements.

                                       F8

                             GT GLOBAL DOLLAR FUND

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Dollar Fund ("Fund") is a diversified series of GT Investment Portfolios, Inc. ("Company"). The Company is registered under the Investment Company Act of 1940, as amended (1940 Act), as an open-end management investment company.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
Securities are valued at amortized cost, which approximates market value.

(B) FEDERAL INCOME TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or for excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $3,382 which expires in 2005.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity. Chancellor LGT Asset Management, Inc. (the "Manager") is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

(D) OTHER
Security transactions are recorded on the trade date (date the order to buy or sell is executed). Interest income is recorded on an accrual basis. Dividends to shareholders from net investment income are declared daily and paid or reinvested monthly.

2. RELATED PARTIES
The Manager serves as the investment manager and administrator of the Fund. The Fund pays the Manager investment management and administration fees at the annualized rate of 0.50% of the Fund's average daily net assets. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are sold.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A shares for purchase. Certain redemptions of Class A shares made within two years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. Class B shares of the Fund are available only through an exchange of Class B shares of other GT Global Mutual Funds. Certain redemptions of Class B shares made within six years of purchase are also subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1997, GT Global collected CDSCs in the amount of $1,241,407. In addition, GT Global may, from time to time, make ongoing payments to brokerage firms, financial institutions (including banks) and others that facilitate the administration and servicing of shareholder accounts.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares less any amounts paid by the Fund as the aforementioned service fee for GT Global's expenditures incurred in providing services as distributor. GT Global does not currently intend to seek reimbursement of any amounts under the Class A Plan. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. GT Global does not currently intend to seek reimbursement of any

                                       F9

                             GT GLOBAL DOLLAR FUND

amounts in excess of 0.75% of average daily net assets under the Class B Plan. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) to the annual rate of 1.00%, 1.75%, and 1.00% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of its investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent for the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. The Transfer Agent also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $1,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by LGT and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

3. CAPITAL SHARES
At December 31, 1997, there were 2,000,000,000 shares of the Company's common stock authorized, at $0.001 per share. Of this number, 1,500,000,000 shares have been classified as shares of the Fund; 500 million shares have been classified as Class A shares, 500 million have been classified as Class B shares, and 500 million have been classified as Advisor Class shares. These amounts may be increased from time to time at the discretion of the Board of Directors. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                YEAR ENDED              YEAR ENDED
                                            DECEMBER 31, 1997       DECEMBER 31, 1996
                                          ----------------------  ----------------------
CLASS A                                      SHARES & AMOUNT         SHARES & AMOUNT
----------------------------------------  ----------------------  ----------------------
Shares sold.............................          6,222,351,251          14,275,856,684
Shares issued in connection with
  reinvestment of distributions.........              4,193,093               7,664,536
                                          ----------------------  ----------------------
                                                  6,226,544,344          14,283,521,220
Shares repurchased......................         (6,432,557,179)        (14,074,631,817)
                                          ----------------------  ----------------------
Net increase (decrease).................           (206,012,835)            208,889,403
                                          ----------------------  ----------------------
                                          ----------------------  ----------------------


CLASS B                                      SHARES & AMOUNT         SHARES & AMOUNT
----------------------------------------  ----------------------  ----------------------
Shares sold.............................          1,763,392,144           2,348,173,773
Shares issued in connection with
  reinvestment of distributions.........              2,479,264               2,261,688
                                          ----------------------  ----------------------
                                                  1,765,871,408           2,350,435,461
Shares repurchased......................         (1,810,681,116)         (2,321,320,722)
                                          ----------------------  ----------------------
Net increase (decrease).................            (44,809,708)             29,114,739
                                          ----------------------  ----------------------
                                          ----------------------  ----------------------

ADVISOR CLASS                                SHARES & AMOUNT         SHARES & AMOUNT
----------------------------------------  ----------------------  ----------------------
Shares sold.............................            223,289,952             237,098,781
Shares issued in connection with
  reinvestment of distributions.........                222,493                 215,804
                                          ----------------------  ----------------------
                                                    223,512,445             237,314,585
Shares repurchased......................           (231,710,695)           (224,416,508)
                                          ----------------------  ----------------------
Net increase (decrease).................             (8,198,250)             12,898,077
                                          ----------------------  ----------------------
                                          ----------------------  ----------------------

4. EXPENSE REDUCTIONS
For the year ended December 31, 1997, the Fund's custody fees were offset by $43,916 of credits on cash held at the custodian.

5. SUBSEQUENT EVENT
On January 30, 1998, Liechtenstein Global Trust ("LGT") and AMVESCAP PLC ("AMVESCAP") entered into an agreement by which AMVESCAP will acquire LGT's Asset Management Division, including Chancellor LGT Asset Management, Inc. AMVESCAP is the holding company of the AIM and INVESCO asset management businesses.

                                      F10

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             GT GLOBAL DOLLAR FUND
                                     NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------